Equity Method Investments	12 Months Ended
Dec. 31, 2012
Equity Method Investments

7. EQUITY METHOD INVESTMENTS

RW Gathering

RW Gathering, LLC (“RW Gathering”) is a Delaware limited liability company that we jointly own with WPX Energy Inc. (“WPX”) and Sumitomo, with our ownership equaling 40%. RW Gathering owns gas-gathering and other midstream assets that service jointly owned properties in Westmoreland and Clearfield Counties, Pennsylvania.

We recorded our investment in RW Gathering of approximately $17.0 million and $15.7 million as of December 31, 2012 and 2011, respectively, on our Consolidated Balance Sheets as Equity Method Investments. During 2012, we contributed approximately $2.0 million in cash to RW Gathering to support current pipeline and gathering line construction, compared to $9.7 million during the same period in 2011. RW Gathering recorded net losses from continuing operations of $1.7 million, $0.4 million and $0.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. The losses incurred were due to insurance fees, bank fees, rent expenses and DD&A expense. Our share of the net loss from continuing operations is recorded on the Statements of Operations as Loss on Equity Method Investments.

When evaluating our Equity Method Investments for impairment we review our ability to recover the carrying amount of such investments or the entity’s ability to sustain earnings that justify its carrying amount. In the case of RW Gathering, the nature of its assets is such that under normal circumstances an entity would capitalize and evaluate the assets as a part of its producing well properties. Therefore, our ability to recover the carrying amount of our investment lies in the value of our producing well assets that utilize these gathering systems. As of December 31, 2012, we determined that we had the ability to recover the carrying amount of our investment in RW Gathering.

Keystone Midstream

On May 29, 2012, we closed the sale of our ownership in Keystone Midstream, which we had accounted for as an equity method investment. For additional information on the sale of Keystone Midstream, see Note 4, Business and Oil and Gas Property Acquisitions and Dispositions, to our Consolidated Financial Statements.

Prior to May 29, 2012, we owned a 28% non-operating interest in Keystone Midstream, which was a midstream joint venture focused on building, owning and operating high pressure gathering systems and cryogenic gas processing plants in Butler County, Pennsylvania. We recorded our investment in Keystone Midstream of approximately $28.1 million as of the date of sale and $26.0 million as of December 31, 2011, on our Consolidated Balance Sheets as Equity Method Investments. In 2012 and 2011, we contributed approximately $2.1 million and $13.5 million, respectively, to Keystone Midstream primarily to support the construction of cryogenic gas processing plants. Keystone Midstream recorded a net loss from continuing operations of $12.0 million as of May 29, 2012, net income of $1.6 million as of December 31, 2011 and a net loss of $0.5 million for the four-month period ended December 31, 2010. Included in the net loss recorded in 2012 were approximately $12.0 million of transaction expenses related to the sale of the entity. Prior to September 1, 2010, we consolidated the operations of Keystone Midstream, where the noncontrolling interest’s share of net loss was recorded as Net Loss Attributable to Noncontrolling Interests. Our share of net income and net loss realized under the equity method of accounting are primarily due to project management costs, general and administrative expenses, and DD&A expenses and totaled approximately $3.2 million of net loss, $0.5 million of net income and $0.1 million of net loss for the period ended May 29, 2012, for the year ended December 31, 2011 and for the four-month period ended December 31,2010, respectively.